EXHIBIT 10.4


                           WAIVER AND AMENDMENT NO. 3


         THIS WAIVER AND AMENDMENT NO. 3, dated as of October 19, 2007 (this "WAIVER AND AMENDMENT"), to the CREDIT AGREEMENT, dated as of October 12, 2006 (as amended by the Amendment dated March 30, 2007 and Amendment No. 2 and Limited Waiver dated August 16, 2007, the "CREDIT AGREEMENT"), among NATIONAL COAL CORP., a Florida corporation ("HOLDINGS"), NATIONAL COAL CORPORATION, a Tennessee corporation (the "BORROWER"), the LENDERS party thereto from time to time, and GUGGENHEIM CORPORATE FUNDING, LLC, as administrative agent (in such capacity, the "ADMINISTRATIVE AGENT") and as collateral agent for the Lenders. Capitalized terms used herein but not defined herein are used as defined in the Credit Agreement.

                              W I T N E S S E T H:

         WHEREAS,   Holdings  and  the   Borrower   have   requested   that  the
Administrative Agent and the Lenders waive certain provisions of the Credit Agreement;

         WHEREAS, Holdings and the Borrower desire to amend certain provisions of the Credit Agreement; and

         WHEREAS, the Lenders and the Administrative Agent have agreed to waive certain provisions of the Credit Agreement and amend certain provisions of the Credit Agreement, in each case, on the terms and subject to the conditions herein provided.

         NOW, THEREFORE, in consideration of the foregoing, the mutual covenants and obligations herein set forth and other good and valuable consideration, the adequacy and receipt of which is hereby acknowledged, and in reliance upon the representations, warranties and covenants herein contained, the parties hereto, intending to be legally bound, hereby agree as follows:

         Section 1. WAIVER. As of the Effective Date (as defined below), the Administrative Agent and each Lender hereby:

                  (a) waive the Fee set forth in Section 2.9(f) of the Credit Agreement in respect of the December 31, 2007 Target Date;


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                  (b)  waive  compliance  with  Section  6.1(a)  of  the  Credit
         Agreement in respect of each of the fiscal quarters ending September 30, 2007 and December 31, 2007; and

                  (c) waive the registration and processing fee of $3,500 set forth in Section 9.6(e) of the Credit Agreement solely with respect to each Assignment and Acceptance delivered on or before the Effective Date pursuant to Section 3(d) hereof.

         Section 2. AMENDMENT. As of the Effective Date, the Administrative Agent and each Lender hereby consent to the following amendments to the Credit
Agreement:

                  (a) Section 1.1 of the Credit Agreement is hereby amended by inserting the following defined terms in the appropriate place so as to preserve the alphabetical order of the definitions in such Section:

                  "ACCELERATING LENDERS" as defined in Section 9.1.

                  "ACCELERATION" as defined in Section 9.1.

                  "ACCELERATION NOTICE" as defined in Section 9.1.

                  "ACCELERATION NOTICE LENDERS" as defined in Section 9.1.

                  "ACCELERATION PURCHASE NOTICE" as defined in Section 9.1.

                  "ACQUISITION": the acquisition of Mann Steel Products, Inc., an Alabama corporation, expected to be consummated on or about October 19, 2007.

                  "AGREED ACCELERATION NOTICE" as defined in Section 9.1.

                  "AGREED REMEDY NOTICE" as defined in Section 9.1.

                  "GCF" as defined in Section 8.9.

                  "KEY DEFAULT" as defined in Section 7.

                  "LENDER FEE LETTER" means the letter dated October 19, 2007, addressed to Holdings and Borrower with respect to certain fees to be paid from time to time to Big Bend 38 Investments L.P., J-K Navigator Fund, L.P. and Steelhead Offshore Capital, LP or any of their respective successors or assigns.

                  "NON-ACCELERATING LENDER" as defined in Section 9.1.

                  "NON-REMEDYING LENDER" as defined in Section 9.1.

                  "REMEDIES" as defined in Section 9.1.

                  "REMEDYING LENDERS" as defined in Section 9.1.

                  "REMEDY NOTICE" as defined in Section 9.1.

                  "REMEDY NOTICE LENDERS" as defined in Section 9.1.

                  "REMEDY PURCHASE NOTICE" as defined in Section 9.1.

                  "SPECIAL ACCELERATION INSTRUCTION" as defined in Section 9.1.

                  "SPECIAL REMEDY INSTRUCTION" as defined in Section 9.1.

                  "THIRD AMENDMENT" means the Waiver and Amendment No. 3 dated October 19, 2007 among Holdings, Company, and Administrative Agent.

                  "THIRD AMENDMENT EFFECTIVE DATE": means October 19, 2007.


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                  "UNRESTRICTED SUBSIDIARIES":  means: (i) NCC Corp., an Alabama corporation and wholly-owned subsidiary of Holdings, and (ii) the subsidiaries of NCC Corp. acquired pursuant to that certain Purchase Agreement, dated as of June 18, 2007, as amended to date; PROVIDED, that such entities constitute "Unrestricted Subsidiaries" as defined in the Senior Secured Indenture. To the extent NCC Corp. or any of its subsidiaries no longer constitute an "Unrestricted Subsidiary" under the Senior Secured Indenture, each such Unrestricted Subsidiary shall
         no   longer   be  an   "Unrestricted   Subsidiary"   hereunder,   shall
         automatically be designated as a Subsidiary of Holdings hereunder and shall be joined to this Agreement and the other Loan Documents pursuant to Section 5.10(c).

                  "WARRANT" means each of the warrants, substantially in the form of Exhibit A, that may be issued by Holdings to each of the Warrantholders pursuant to the Lender Fee Letter.

                  "WARRANTHOLDER" means each of the Lenders party to the Lender Fee Letter and their respective successors and assigns.

                  (b) Section 1.1 of the Credit Agreement is hereby amended by inserting the following definitions in lieu thereof:

                  "ADMINISTRATIVE AGENT" as defined in the preamble hereto and any successor administrative agent pursuant to Section 8.9.

                  "LOAN DOCUMENTS": this Agreement, the Security Documents, the Fee Letter, the Lender Fee Letter, the Warrants (if any), any Term Notes and each other agreement or document executed by a Loan Party and delivered to the Administrative Agent or any Lender in connection with or pursuant to any of the foregoing.

                  "REQUIRED LENDERS": at any time, the holders of more than 50% of the sum of the aggregate unpaid principal amount of the Term Loans then outstanding.

                  "SUBSIDIARY": as to any Person, a corporation, partnership, limited liability company or other entity of which shares of stock or other ownership interests having ordinary voting power (other than stock or such other ownership interests having such power only by reason of the happening of a contingency) to elect a majority of the board of directors or other managers of such corporation, partnership or other entity are at the time owned, or the management of which is otherwise controlled, directly or indirectly through one or more intermediaries, or both, by such Person. Unless otherwise qualified, all references to a "Subsidiary" or to "Subsidiaries" in this Agreement shall refer to a Subsidiary or Subsidiaries of the Borrower. An Unrestricted Subsidiary shall not be considered a Subsidiary of either the Borrower or Holdings unless such Unrestricted Subsidiary no longer constitutes an "Unrestricted Subsidiary" under the Senior Secured Indenture and in such event, such Unrestricted Subsidiary shall automatically be designated as a Subsidiary of Holdings hereunder and shall be joined to this Agreement and the other Loan Documents pursuant to Section 5.10(c).

                  "SUBSIDIARY GUARANTOR": each Subsidiary of Holdings other than any Excluded Foreign Subsidiary and the Unrestricted Subsidiaries.


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                  (c) Section 1.1 of the Credit  Agreement is hereby  amended by replacing "Administrative Agent" with "Required Lenders" in each instance in the definition of "Consolidated Leverage Ratio" and "Permitted Acquisition".

                  (d) Section 2.4(f) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                           (f) FEES. The Borrower agrees to pay the fees payable
                  to the Administrative Agent for acting in such capacity in the amounts and on the dates set forth in the Fee Letter; provided, however, the fees set forth in the Fee Letter shall not be increased without the consent of Required Lenders. Holdings and the Borrower agree to pay the fees payable to the Lenders in accordance with the Lender Fee Letter.

                  (e) Section 2.6(b) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                           (b) Unless the Required Lenders shall otherwise agree, if on any date Holdings, the Borrower or any of their respective Subsidiaries shall receive Net Cash Proceeds from any Asset Sale, Purchase Price Refund or Recovery Event then, on the date of receipt by Holdings, the Borrower or any of their respective Subsidiaries of such Net Cash Proceeds, the Term Loans shall be prepaid by an amount equal to the amount of such Net Cash Proceeds, as set forth in Section 2.12(e). The provisions of this Section do not constitute a consent to the consummation of any Disposition not permitted by Section 6.5.

                  (f) Section 2.12(e) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                           (e) (A) after the occurrence and during the continuance of an Event of Default specified in Section 7(a) or Section 7(j), (B) after the occurrence and during the continuance of an Event of Default specified in Section 7(i) with respect to a material portion of the Collateral, (C) after the occurrence and during the continuance of any other Event of Default not specified in subclause (A) or (B) above and the acceleration of the Obligations pursuant to Section 7 or (D) with respect to any mandatory prepayments pursuant to
                  Section 2.6, in each case, all payments in respect of the Obligations and all proceeds of the Collateral shall be applied against the Obligations in the following order:

                           (i) FIRST, to pay incurred and unpaid fees,  expenses
                  and indemnities of the Administrative Agent under the Loan Documents;

                           (ii)  SECOND,   to  pay  incurred  and  unpaid  fees,
                  expenses and indemnities of the Lenders under the Loan Documents;

                           (iii) THIRD,  to pay interest then due and payable in
                  respect of the Term Loans;

                           (iv) FOURTH, to the prepayment of the Term Loans then
                  outstanding; and

                           (v) FIFTH, to pay all other Obligations.


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                  If sufficient  funds are not available to fund all payments to be made in respect of any of the Obligations described in any of the foregoing clauses (i) through (v), the available funds being applied with respect to any such Obligation shall be allocated to the payment
         of  such   Obligations   ratably,   based  on  the  proportion  of  the
         Administrative Agent's, Lender's or other Secured Party's interest in the aggregate outstanding Obligations described in such clause. The order of priority set forth in clauses (ii) through (v) of this Section 2.12(e) may at any time and from time to time be changed by the agreement of the Lenders in the Term Loan Facility without necessity of notice to or consent of or approval by the Borrower, any other Loan Party, any Secured Party that is not a Lender or any other Person.

                  (g) Section 2.18(b)(vi) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                           (vi) the replacement  financial  institution,  if not
                  already a Lender, shall be reasonably satisfactory to the Required Lenders

                  (h) Section 5.9 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                           5.9 [Reserved].

                  (i) Section 5.10(c) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                           (c) With respect to any new Subsidiary (other than an
                  Excluded Foreign Subsidiary or an Unrestricted Subsidiary) created or acquired after the Closing Date (which, for the purposes of this paragraph, shall include any existing Subsidiary that ceases to be an Excluded Foreign Subsidiary or an Unrestricted Subsidiary which ceases to be an Unrestricted Subsidiary) by Holdings, the Borrower or any of their respective Subsidiaries, promptly (i) execute and deliver to the Administrative Agent such amendments to the Security Agreement as the Administrative Agent or Required Lenders deems necessary or advisable to grant to the Administrative Agent, for the benefit of the Secured Parties, a perfected first priority security interest in the Capital Stock of such new Subsidiary that is owned by Holdings, the Borrower or any of their respective Subsidiaries, (ii) deliver to the Administrative Agent the certificates representing such Capital Stock, together with undated stock powers, in blank, executed and delivered by a duly authorized officer of Holdings, the Borrower or such Subsidiary, as the case may be,
                  (iii) cause such new Subsidiary (A) to become a party to the Security Agreement, (B) to comply with Section 5.10(a) and
                  Section 5.10(b) and (C) to take such actions necessary or advisable to grant to the Administrative Agent for the benefit of the Secured Parties a perfected first priority security interest in the Collateral described in the Security Agreement with respect to such new Subsidiary, including, without limitation, the filing of Uniform Commercial Code financing statements in such jurisdictions as may be required by the Security Agreement or by law or as may be requested by the Administrative Agent or Required Lenders, and (iv) if requested by the Administrative Agent or Required Lenders, deliver to the Administrative Agent legal opinions relating to the matters described above, which opinions shall be in form and substance, and from counsel, reasonably satisfactory to the Administrative Agent and Required Lenders.


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                  (j) Section 5 is hereby amended by adding a new Section 5.14:

                           5.14    POST-THIRD     AMENDMENT    EFFECTIVE    DATE
                  REQUIREMENTS.

                           (a) Within 15 days of the Third  Amendment  Effective
                  Date, the Lenders shall have received a reliance letter with respect to the legal opinion delivered on the Closing Date pursuant to Section 4.1(i) from Trenam, Kemker, Scharf, Barkin, Frye, O'Neill & Mullis, Professional Association, special counsel to the Loan Parties, in form and substance reasonably satisfactory to the Required Lenders.

                           (b) Borrower agrees to promptly provide to Lenders such additional information regarding Borrower and the Collateral as the Lenders may from time to time reasonably request.

                  (k) Section 6.4(c) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                           (c) [Reserved].

                  (l) Section 6.5(d) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                           (d) the  sale  or  issuance  of (i) any  Subsidiary's
                  Capital Stock to Holdings, the Borrower or any Subsidiary Guarantor, or (ii) the Capital Stock of Holdings in an amount not to exceed $12,000,000; provided the proceeds thereof are used to consummate the Acquisition, including the financing thereof, or (iii) warrants to purchase up to 250,000 shares of the Capital Stock of Holdings issued to NCC Corp. in connection with the capitalization thereof and any shares of Capital Stock of Holdings issued or issuable upon the exercise thereof;

                  (m) Section 6.6(b) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                           (b) [Reserved].

                  (n) Section 6.8(f) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                           (f) [Reserved].

                  (o) Section 6.8 of the Credit Agreement is hereby amended by deleting "and" at the end of Section 6.8(g), by replacing the period after Section 6.8(h) with "; and" and by adding the following as a new clause (i):

                           (i) the  following  Investments  by  Holdings  in NCC
                  Corp. (i) an Investment in NCC Corp. in an amount not to exceed $12,000,000 from the proceeds of the Disposition permitted under Section 6.5(d)(ii), and (ii) the issuance of the warrant to NCC Corp. to purchase up to 250,000 shares of Capital Stock of Holdings described in Section 6.5(d)(iii).


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                  (p) Section  6.9(c) of the Credit  Agreement is hereby amended and restated in its entirety to read as follows:

                           (c) amend its  certificate  of  incorporation  in any
                  manner determined by the Required Lenders to be adverse to the Lenders.

                  (q) Section 6.16 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                           6.16 LIMITATION ON HEDGE  AGREEMENTS.  Enter into any
                  Hedge Agreement other than Hedge Agreements entered into in the ordinary course of business, and not for speculative purposes, to protect against changes in prices of commodities used by the Loan Parties in the ordinary course of business.

                  (r) The last paragraph of Section 7 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                           then,  and in any  such  event  (and  subject  to the
                  Intercreditor Agreement),

                           (A) if such event is an Event of Default specified in clause (i) or (ii) of paragraph (f) above, automatically the Term Loans hereunder (with accrued interest thereon) and all other amounts owing under this Agreement and the other Loan Documents shall immediately become due and payable;

                           (B) if such event is an Event of Default specified in
         paragraph (a) above arising out of the failure to pay any principal of, or interest on, any Term Loan or the failure to pay amounts due and payable under the Lender Fee Letter (a "KEY DEFAULT"), upon (i) the request of the Required Lenders or (ii) receipt of an Agreed Acceleration Notice or a Special Acceleration Instruction pursuant to
         Section 9.1, the Administrative Agent shall, by notice to the Borrower, declare the Term Loans hereunder (with accrued interest thereon) and all other amounts owing under this Agreement and the other Loan
         Documents to be due and payable forthwith, whereupon the same shall immediately become due and payable; or

                           (C) if such event is any other Event of Default, upon the request of the Required Lenders, the Administrative Agent shall, by notice to the Borrower, declare the Term Loans hereunder (with accrued interest thereon) and all other amounts owing under this Agreement and the other Loan Documents to be due and payable forthwith, whereupon the same shall immediately become due and payable.

         Notwithstanding anything to the contrary in the Loan Documents (including Section 6.2 of the Security Agreement), and subject to the Intercreditor Agreement, if such event is a Key Default, upon (i) the request of the Required Lenders or (ii) receipt of an Agreed Remedy Notice or a Special Remedy Instruction pursuant to Section 9.1, the Administrative Agent shall, by notice to the Borrower, exercise any and all rights and remedies available at law or in equity, including without limitation, all rights and remedies under the Security Documents, to collect the amounts due.

                  (s) Section 8.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:


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                           8.1  APPOINTMENT.  Each Lender hereby  designates and
                  appoints the Administrative Agent as the agent of such Lender under this Agreement and the other Loan Documents, and each Lender authorizes the Administrative Agent, in such capacity, to take such action on its behalf under the provisions of this Agreement and the other Loan Documents and to exercise such powers and perform such duties as are expressly delegated to the Administrative Agent by the terms of this Agreement and the other Loan Documents, together with such other powers as
                  are  reasonably   incidental   thereto.   Notwithstanding  any
                  provision to the contrary  elsewhere  in this  Agreement,  the
                  Administrative   Agent   shall   not   have  any   duties   or
                  responsibilities, except those expressly set forth herein, or any fiduciary relationship with any Lender, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Loan Document or otherwise exist against the Administrative Agent.

                  (t) Section 8.9 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                           8.9  SUCCESSOR   ADMINISTRATIVE   AGENT.   Guggenheim
                  Corporate Funding, LLC ("GCF") in its capacity as Administrative Agent may resign upon 30 days' notice to the Lenders and the Borrower; provided that the effective date of such resignation is no earlier than January 15, 2008. Any successor Administrative Agent to GCF may resign upon 60 days' notice to the Lenders and the Borrower. If the Administrative Agent shall resign as Administrative Agent under this Agreement and the other Loan Documents in accordance with this
                  Section 8.9, then (i) if GCF is the resigning Administrative Agent, the Borrower shall pay to GCF the amount of fees due and owing under the Fee Letter; provided such fees do not exceed $7,500 in any fiscal quarter (or the pro rata portion thereof, as applicable) and (ii) the Required Lenders shall appoint a successor agent for the Lenders, which successor agent shall (unless an Event of Default under Section 7(a) or
                  Section 7(f) with respect to the Borrower shall have occurred and be continuing or unless such successor agent is a Lender) be subject to approval by the Borrower (which approval shall not be unreasonably withheld or delayed), whereupon such successor agent shall succeed to the rights, powers and duties of the Administrative Agent, and the term "Administrative Agent" shall mean such successor agent effective upon such appointment and approval, and the former Administrative Agent's rights, powers and duties as Administrative Agent shall be terminated, without any other or further act or deed on the part of such former Administrative Agent or any of the parties to this Agreement or any holders of the Term Loans. If no successor agent has accepted appointment as Administrative Agent by the date that is 10 days following a retiring Administrative Agent's notice of resignation, the retiring Administrative Agent's resignation shall nevertheless thereupon become effective, and the Lenders shall assume and perform all of the duties of the Administrative Agent hereunder until such time, if any, as the Required Lenders appoint a successor agent as provided for above. After any retiring Administrative Agent's resignation as Administrative Agent, the provisions of this Section 8 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was the Administrative Agent under this Agreement and the other Loan Documents. Notwithstanding anything herein in the contrary, the Required Lenders may, in consultation with Borrower, replace the Administrative Agent upon three Business Days' written notice to Administrative Agent.


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                  (u) Section 8.10 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                           8.10 AMENDMENTS; NOTICES. Notwithstanding anything to
                  the contrary herein or in any Security Document, Administrative Agent shall not enter into or consent to any amendment, modification, termination or waiver of any provision contained in any Security Document (except as otherwise expressly permitted or required pursuant to the terms of this Agreement or the applicable Security Document) without the prior consent of Required Lenders (or, if required pursuant to Section 9.1, all Lenders). The Administrative Agent is hereby authorized by each of the Lenders to effect any release of Liens or guarantee obligations contemplated by
                  Section 5.1 of the Intercreditor Agreement. All notices delivered to or by Administrative Agent hereunder or under the other Loan Documents shall promptly be delivered to Required Lenders in accordance with Section 9.2.

                  (v) The first paragraph of Section 9.1 of the Credit Agreement is hereby amended by replacing the following phrase "(upon the written consent of the Required Lenders)" with "(with the written instruction of the Required Lenders)".

                  (w) Section 9.1(i) of the Credit Agreement is hereby amended by replacing the following phrase "without the consent of the Administrative Agent and each Lender directly affected thereby" with "without the consent of each Lender directly affected thereby".

                  (x) Section 9.1(ii) of the Credit Agreement is hereby amended by replacing the following phrase "without the consent of the Administrative Agent and all Lenders" with "without the consent of all Lenders".

                  (y) Section 9.1(iii) of the Credit Agreement is hereby amended by replacing the following phrase "without the written consent of the Administrative Agent and all Lenders" with "without the written consent of all Lenders".

                  (z) Section 9.1(v) of the Credit Agreement is hereby amended by replacing the following phrase "without the consent of the Administrative Agent and each Lender directly affected thereby" with "without the consent of each Lender directly affected thereby".

                  (aa) The last paragraph of Section 9.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                           If,  in  connection  with  any  proposed   amendment,
                  modification, waiver, or termination (a "PROPOSED CHANGE") requiring the consent of the Required Lenders or all affected Lenders, the consent of holders of 50% or more of the sum of the aggregate unpaid principal amount of the Term Loans then outstanding is obtained but the consent of other Lenders whose consent is required is not obtained (any such Lender whose consent is not obtained as described in this Section 9.1 being referred to as a "NON-CONSENTING LENDER"), then, an Eligible Assignee shall have the right to purchase from such Non-Consenting Lender, and such Non-Consenting Lender agrees that it shall sell and assign to such Eligible Assignee, all of the applicable Term Loans of such Non-Consenting Lender for an amount equal to the principal balance of all applicable Term Loans held by the Non-Consenting Lender and all accrued interest and fees with respect thereto through the date of sale; PROVIDED, HOWEVER, that such purchase and sale shall not be effective until the Administrative Agent shall have received from such Eligible Assignee an executed Assignment and Acceptance whereby such Eligible Assignee shall agree to be bound by the terms hereof.

                           After the occurrence and during the  continuance of a
                  Key Default, if the holders of 50% of the sum of aggregate unpaid principal amount of the Term Loans then outstanding (the "ACCELERATING LENDERS") wish to instruct the Administrative Agent to declare the Term Loans hereunder (with accrued interest thereon) and all other amounts owing under this Agreement and the other Loan Documents to be due and payable forthwith (an "ACCELERATION"), such Accelerating Lenders may send a written notice (an "ACCELERATION NOTICE") to the other Lenders (the "ACCELERATION NOTICE LENDERS") of their proposal to instruct the Administrative Agent to cause an Acceleration. Within five days after the Acceleration Notice is given, the Acceleration Notice Lenders (or any of them) may then take either the following actions: (i) send a notice to the Accelerating Lenders and to the Administrative Agent indicating their agreement with the Accelerating Lenders' proposal and instructing the Administrative Agent to cause an Acceleration (the "AGREED ACCELERATION NOTICE"); or
                  (ii) send a notice to the Accelerating Lenders and to the Administrative Agent indicating that they do NOT agree with the Accelerating Lenders' proposal and offering to purchase the  Accelerating  Lenders' Term Loans in accordance with this
                  Section 9.1 (the "ACCELERATION PURCHASE NOTICE"). If none of the Acceleration Notice Lenders sends an Agreed Acceleration Notice or an Acceleration Purchase Notice within five days after the Acceleration Notice is given, the Acceleration Notice Lenders shall be deemed to have given an Agreed Acceleration Notice and the Accelerating Lenders (without the requirement of affirmative consent from any Acceleration Notice Lender) shall be entitled to instruct the Administrative Agent to cause an Acceleration (a "SPECIAL ACCELERATION INSTRUCTION"). In the event that an Agreed Acceleration Notice and an Acceleration Purchase Notice are timely given by different Acceleration Notice Lenders in response to the same Acceleration Notice, then the Agreed Acceleration Notice shall govern.

                           Any   Acceleration   Notice   Lender   who  sends  an
                  Acceleration Purchase Notice as contemplated by clause (ii) in the paragraph above is referred to herein as a "NON-ACCELERATING LENDER"). Within five days after an Acceleration Purchase Notice is given and provided that the Accelerating Lenders have not revoked their Acceleration Notice or the Event of Default upon which such Acceleration Notice is based has not been cured or waived on or before such fifth day, a Non-Accelerating Lender shall purchase (or shall arrange for an Eligible Assignee to purchase), and such Accelerating Lender agrees that it shall sell and assign to such Non-Accelerating Lender or Eligible Assignee, as the case may be, all of the applicable Term Loans of such Accelerating Lender for an amount equal to the principal balance of all applicable Term Loans held by the Accelerating Lender all accrued interest and fees with respect thereto through the date of sale; PROVIDED, HOWEVER, that such purchase and sale shall not be effective until the Administrative Agent shall have received from such Non-Accelerating Lender or Eligible Assignee, as the case may be, an executed Assignment and Acceptance whereby such Non-Accelerating Lender or Eligible Assignee, as the case may be, shall agree to be bound by the terms hereof; PROVIDED FURTHER that if such executed Assignment and Acceptance is not delivered to the Administrative Agent within five days after an Acceleration Purchase Notice is given, then the Non-Accelerating Lender shall be deemed to have given an Agreed Acceleration Notice and the Accelerating Lenders shall be entitled to give a Special Acceleration Instruction to the Administrative Agent.

                           After the occurrence and during the  continuance of a
                  Key Default, if the holders of 50% of the sum of aggregate unpaid principal amount of the Term Loans then outstanding (the "REMEDYING LENDERS") wish to instruct the Administrative Agent to exercise any and all rights and remedies available at law or in equity, including without limitation, all rights and remedies under the Security Documents, to collect the amounts due ("REMEDIES"), such Remedying Lenders may (either following an acceleration pursuant to clause (B) of the last paragraph of Section 7 or concurrently with delivery of an Acceleration Notice) send a written notice (a "REMEDY NOTICE") to the other Lenders (the "REMEDY NOTICE LENDERS") of their proposal to instruct the Administrative Agent to exercise Remedies. Within five days after the Remedy Notice is given, the Remedy Notice Lender (or any of them) may then take either the following actions: (i) send a notice to the Remedying Lenders and to the Administrative Agent indicating their agreement with the Remedying Lenders' proposal and instructing the Administrative Agent to exercise Remedies (the "AGREED REMEDY NOTICE"); or
                  (ii) send a notice to the Remedying Lenders and to the Administrative Agent indicating that they do NOT agree with the Remedying Lenders' proposal and offering to purchase the Remedying Lenders' Term Loans in accordance with this Section
                  9.1 (the "REMEDY PURCHASE NOTICE"). If none of the Remedy Notice Lenders sends an Agreed Remedy Notice or a Remedy Purchase Notice within five days after the Remedy Notice is given, the Remedy Notice Lenders shall be deemed to have given an Agreed Remedy Notice and the Remedying Lenders (without the requirement of affirmative consent from any Remedy Notice Lender) shall be entitled to instruct the Administrative Agent to exercise Remedies (a "SPECIAL REMEDY INSTRUCTION"). In the event that an Agreed Remedy Notice and a Remedy Purchase Notice are timely given by different Remedy Notice Lenders in response to the same Remedy Notice, then the Agreed Remedy Notice shall govern.

                           Any Remedy Notice Lender who sends a Remedy  Purchase
                  Notice as contemplated by clause (ii) in the paragraph above is referred to herein as a "NON-REMEDYING LENDER"). Within five days after a Remedy Purchase Notice is given and provided that the Remedying Lenders have not revoked their Remedy Notice or the Event of Default upon which such Remedy Notice is based has not been cured or waived on or before such fifth day, a Non-Remedying Lender shall purchase (or shall arrange for an Eligible Assignee to purchase), and such Remedying Lender agrees that it shall sell and assign to such Non-Remedying Lender or Eligible Assignee, as the case may be, all of the applicable Term Loans of such Remedying Lender for an amount equal to the principal balance of all applicable Term Loans held by the Remedying Lender all accrued interest and fees with respect thereto through the date of sale; PROVIDED, HOWEVER, that such purchase and sale shall not be effective until the Administrative Agent shall have received from such Non-Remedying Lender or Eligible Assignee, as the case may be, an executed Assignment and Acceptance whereby such Non-Remedying Lender or Eligible Assignee, as the case may be, shall agree to be bound by the terms hereof; PROVIDED FURTHER that if such executed Assignment and Acceptance is not delivered to the Administrative Agent within five days after a Remedy Purchase Notice is given, then the Non-Remedying Lender shall be deemed to have given an Agreed Remedy Notice and the Remedying Lenders shall be entitled to give a Special Remedy Instruction to the Administrative Agent.

                           Each Lender  agrees that,  in the event that its Term
                  Loans are being  purchased by another Lender  pursuant to this
                  Section 9.1, it shall execute and deliver to the Administrative Agent an Assignment and Acceptance to evidence such sale and purchase and shall deliver to the Administrative Agent any Term Note (if the assigning Lender's Term Loans are evidenced by Term Notes) subject to such Assignment and Acceptance; PROVIDED, HOWEVER, that the failure of any such Lender or Eligible Assignee to execute an Assignment and Acceptance shall not render such sale and purchase (and the corresponding assignment) invalid.

                  (bb) Section 9.5(a) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                           (a) to pay or reimburse the Administrative  Agent and
                  each Lender for all of their respective reasonable out of pocket costs and expenses incurred in connection with the syndication of the Term Loan Facility and the development, preparation and execution of, and any amendment, supplement or modification to, this Agreement and the other Loan Documents and any other documents prepared in connection herewith or therewith (including without limitation the Assignment and Acceptance of each Lender dated on or about the Third Amendment Effective Date, the Lender Fee Letter and the Warrants), and the consummation and administration of the transactions contemplated hereby and thereby, including, without limitation, the reasonable fees and disbursements and other charges of counsel to the Administrative Agent and each Lender and the charges of Intralinks,

                  (cc) Section 9.6(a) of the Credit Agreement is hereby amended by replacing the following phrase "without the prior written consent of the Administrative Agent and each Lender" with "without the prior written consent of each Lender".

                  (dd) Section 9.6(c) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                           (c) Any Lender (an  "ASSIGNOR")  may,  in  accordance
                  with applicable law and upon written notice to the Administrative Agent, at any time and from time to time assign to any Eligible Assignee or, with the consent of the Required Lenders and the Borrower (which, in each case, shall not be unreasonably withheld or delayed), to a Person that is not an Eligible Assignee (each, an "ASSIGNEE") all or any part of its rights and obligations under this Agreement pursuant to an Assignment and Acceptance, substantially in the form of Exhibit D (an "ASSIGNMENT AND ACCEPTANCE"), executed by such Assignee and such Assignor (and, where the consent of the Required Lenders and the Borrower is required pursuant to the foregoing provisions, by the Required Lenders and the
                  Borrower) and delivered to the Required Lenders for its acceptance and recording in the Register; PROVIDED that no such assignment to an Assignee (other than any Lender or any Affiliate, Related Fund or Control Investment Affiliate thereof) shall be in an aggregate principal amount of less than $1,000,000 (other than in the case of an assignment of all of a Lender's interests under this Agreement), unless otherwise agreed by the Required Lenders. Upon such execution, delivery, acceptance and recording, from and after the effective date determined pursuant to such Assignment and Acceptance, (x) the Assignee thereunder shall be a party hereto and, to the extent provided in such Assignment and Acceptance, have the rights and obligations of a Lender hereunder with Term Loans as set forth therein, and (y) the Assignor thereunder shall, to the extent provided in such

                  Assignment and Acceptance, be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all of an Assignor's rights and obligations under this Agreement, such Assignor shall cease to be a party hereto, except as to Section 2.13, 2.14 and 9.5 in respect of the period prior to such effective date). For purposes of the minimum assignment amounts set forth in this paragraph, multiple assignments by two or more Related Funds shall be aggregated. Notwithstanding any provision of this Section, the consent of the Borrower shall not be required for any assignment that occurs at any time when any Event of Default shall have occurred and be continuing.

                  (ee) Section 9.15 of the Credit Agreement is hereby amended by replacing the following phrase "then the Borrower and the Administrative Agent agree" with "then the Borrower and the Required Lenders agree".

                  (ff) Section 9.15 of the Credit Agreement is hereby further amended by replacing the following phrase "the Administrative Agent and the Required Lenders" with "the Required Lenders".

         Section 3. CONDITIONS PRECEDENT. This Waiver and Amendment shall become effective as of the date (the "EFFECTIVE DATE") on which each of the following conditions precedent shall have been satisfied or duly waived:

                  (a) CERTAIN DOCUMENTS. The Administrative Agent and Required Lenders shall have received each of the following, in form and substance satisfactory to the Required Lenders:

                           (i) this Waiver and  Amendment,  duly executed by the
                  Borrower and Holdings, on behalf of itself and each other Loan Party, the Lenders and the Administrative Agent;

                           (ii) the Lender Fee Letter,  duly executed by each of
                  Borrower, Holdings and the Lenders.

                           (iii) a certificate  of the Secretary or an Assistant
                  Secretary of Holdings and Borrower, dated the Effective Date, certifying (1) that there have been no changes since the Closing Date to (A) the by-laws (or equivalent constituent document) of Holdings and Borrower, (B) the resolutions of Holdings' and Borrower's Board of Directors (or equivalent governing body) approving and authorizing the execution, delivery and performance of the Credit Agreement and the other Loan Documents to which it is a party and (C) the certificate of incorporation (or equivalent constituent document) of each Holdings and Borrower; and (2) the true, correct and complete copy of the resolutions of such Holdings' and Borrower's Board of Directors (or equivalent governing body) approving and authorizing the execution, delivery and performance of this Waiver and Amendment;

                           (iv) reliance letters with respect to the legal opinions delivered on the Closing Date pursuant to Section 4.1(i) of the Credit Agreement from (1) Stubbs Alderton & Markiles, LLP, counsel to the Loan Parties and (2) Charles Kite, General Counsel of the Loan Parties; and

                           (v) such  additional  documentation  as the  Required
                  Lenders may reasonably require.

                  (b) PAYMENT OF COSTS AND EXPENSES. The Administrative Agent and the Lenders shall have received payment of all fees, costs and expenses, including, without limitation, all costs and expenses of the Administrative Agent and the Lenders (including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Administrative Agent and each Lender (including any Person that becomes a Lender on the Third Amendment Effective Date) in connection with this Waiver and Amendment, each of the Assignment and Acceptances dated on or about the date hereof, the Lender Fee Letter, the Credit Agreement and each other Loan Document.

                  (c)    REPRESENTATIONS    AND   WARRANTIES.    Each   of   the
         representations and warranties contained in Section 4 below shall be true and correct.

                  (d) ASSIGNMENT AND ACCEPTANCE. The Administrative Agent shall have received an Assignment and Acceptance from each of Big Bend 38 Investments L.P., J-K Navigator Fund, L.P. and Steelhead Offshore Capital, LP, in each case, duly executed by each of the parties thereto and appended hereto as Schedule A.

                  (e) [Reserved.]

                  (f) CONSUMMATION OF CERTAIN TRANSACTIONS.

                           (i) All  conditions to the  acquisition of Mann Steel
                  Products, Inc. (the "ACQUISITION") set forth in Article 7 of the Purchase Agreement dated June 18, 2007 by and between Holdings, Mann Steel Products, Inc., an Alabama corporation, and Frank C. Mann, II and William T. Mann (the "PURCHASE AGREEMENT") shall have been satisfied or the fulfillment of any such conditions shall have been waived with the consent of the Required Lenders and the transactions contemplated thereby shall have been (or contemporaneously with the consummation of the transactions contemplated by Section 3(d) of this Waiver and Amendment will be) consummated.

                           (ii) All conditions to the transactions  contemplated
                  by the Subscription Agreement dated October 19, 2007 between Holdings and the investors listed therein (the "SUBSCRIPTION AGREEMENT") set forth in Section 7 of the Subscription Agreement shall have been satisfied or the fulfillment of any such conditions shall have been waived with the consent of the Required Lenders and the transactions contemplated thereby shall have been (or contemporaneously with the consummation of the transactions contemplated by Section 3(d) of this Waiver and Amendment will be) consummated.

                           (iii) The Lenders  shall have  received a certificate
                  in form and substance acceptable to the Lenders signed by an appropriate officer of the Borrower and Holdings certifying to the fulfillment of the conditions set forth in Section 3(c) and 3(f) hereof.

                  (g) PURCHASE AGREEMENT; LOAN DOCUMENTS.

                           (i) The Lenders shall have received a fully  executed
                  or conformed copy of the Purchase Agreement (including all exhibits, schedules and side letters thereto) and any documents executed in connection therewith, and the Purchase Agreement shall be in full force and effect and no provision thereof shall have been modified or waived in any respect determined by the Lenders to be material, without the consent of the Lenders.

                           (ii) The Lenders  shall have received a final form of
                  the Subscription Agreement (including all exhibits, schedules and side letters thereto) and any documents executed in connection therewith, and no provision thereof shall have been modified or waived in any respect determined by the Lenders to be material, without the consent of the Lenders.

                           (iii) The Lenders shall have received complete copies
                  of all of the Loan Documents (in each case, including all exhibits, schedules and side letters thereto other than the Fee Letter) and such Loan Documents shall be in full force and effect and shall not been amended, restated, supplemented or otherwise modified other than by the Amendment to the Credit Agreement dated March 30, 2007, the Amendment No. 2 and Limited Waiver to the Credit Agreement dated August 16, 2007 and this Waiver and Amendment.

                  (h) VOTING AGREEMENT

                  (i) Jon E. Nix, Jenco Capital Corporation and Crestview Capital Master, LLC shall each have entered into a Voting Agreement dated the date hereof (the "VOTING AGREEMENT") satisfactory to the Lenders, in the form set forth hereto as EXHIBIT B.

         Section 4. REPRESENTATIONS AND WARRANTIES. Each of Holdings and the Borrower, on behalf of itself and each Loan Party, hereby represents and warrants to the Administrative Agent and each Lender, with respect to all Loan Parties, as follows:

                  (a) After giving effect to this Waiver and Amendment, each of the representations and warranties in the Credit Agreement and in the other Loan Documents are true and correct in all material respects on and as of the date hereof as though made on and as of such date, except to the extent that any such representation or warranty expressly relates to an earlier date and except for changes therein expressly permitted by the Credit Agreement.

                  (b) The execution, delivery and performance by Holdings and the Borrower of this Waiver and Amendment have been duly authorized by all requisite corporate or limited liability company action and will not violate the articles of incorporation or bylaws (or other constituent documents) of Holdings or the Borrower.

                  (c) The Borrower has provided the Lenders with (i) true and complete copies of all of the Loan Documents (in each case, including all exhibits, schedules and side letters thereto other than the Fee Letter) and such Loan Documents are in full force and effect and have not been amended, restated, supplemented or otherwise modified other than by the Amendment to the Credit Agreement dated March 30, 2007, the Amendment No. 2 and Limited Waiver to the Credit Agreement dated August 16, 2007 and this Waiver and Amendment and (ii) true and complete copies of the Purchase Agreement (including all exhibits, schedules and side letters thereto) and the Purchase Agreement is in full force and effect and has not been amended, restated, supplemented or otherwise modified.

                  (d) After giving effect to this Waiver and Amendment, no Default or Event of Default has occurred and is continuing as of the date hereof.

                  (e) As of the Effective Date, Holdings and Borrower represent and warrant that the aggregate outstanding principal balance of the Term Loans is $10,000,000.

         Section 5. COSTS AND EXPENSES.  In  accordance  with and in addition to
Section 9.5 of the Credit Agreement, the Borrower agrees to reimburse the Administrative Agent and the Lenders (including the Persons becoming Lenders on the Effective Date) for all reasonable out-of-pocket expenses incurred by the Administrative Agent and the Lenders (including the Persons becoming Lenders on the Effective Date) in connection with this Waiver and Amendment, the Assignment and Acceptances described in Section 3(d), including the reasonable fees, charges and disbursements of counsel or other advisors for advice, assistance or other representation in connection with this Waiver and Amendment, the Assignment and Acceptances described in Section 3(d) and any due diligence investigation or review of the Loan Documents and the transactions contemplated hereby.

         Section 6. IN ADDITION, TO INDUCE THE LENDERS TO AGREE TO THE TERMS OF THE ASSIGNMENT AND ACCEPTANCE SET FORTH IN 3(D) HEREOF, HOLDINGS AND BORROWER:

                  (a) REPRESENT AND WARRANT THAT AS OF THE DATE OF THEIR EXECUTION OF THE ASSIGNMENT AND ACCEPTANCE SET FORTH IN 3(D) HEREOF THERE ARE NO CLAIMS OR OFFSETS AGAINST OR RIGHTS OF RECOUPMENT WITH RESPECT TO OR DEFENSES OR COUNTERCLAIMS TO THEIR OBLIGATIONS UNDER THE LOAN DOCUMENTS AND IN ACCORDANCE THEREWITH IT;

                  (b) WAIVE ANY AND ALL SUCH CLAIMS, OFFSETS, RIGHTS OF RECOUPMENT, DEFENSES OR COUNTERCLAIMS, WHETHER KNOWN OR UNKNOWN, ARISING PRIOR TO THE DATE OF THEIR EXECUTION OF THIS AGREEMENT AND

                  (c) RELEASE AND DISCHARGE LENDERS AND THEIR RESPECTIVE PREDECESSORS, OFFICERS, DIRECTORS, EMPLOYEES, CONSULTANTS, AGENTS, SHAREHOLDERS, AFFILIATES AND ATTORNEYS (COLLECTIVELY THE "RELEASED PARTIES") FROM ANY AND ALL OBLIGATIONS, INDEBTEDNESS, LIABILITIES, CLAIMS, RIGHTS, CAUSES OF ACTION OR DEMANDS WHATSOEVER, WHETHER KNOWN OR UNKNOWN, SUSPECTED OR UNSUSPECTED, IN LAW OR EQUITY, WHICH HOLDINGS AND BORROWER EVER HAD, NOW HAS, CLAIM TO HAVE OR MAY HAVE AGAINST ANY RELEASED PARTY ARISING PRIOR TO THE DATE HEREOF AND FROM OR IN CONNECTION WITH THE LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED THEREBY.

         Section 7. REFERENCE TO AND EFFECT ON THE LOAN DOCUMENTS.

                  (a) As of the Effective Date, each reference in the Credit Agreement and the other Loan Documents to "THIS AGREEMENT," "HEREUNDER," "HEREOF," "HEREIN," or words of like import, and each reference in the other Loan Documents to the Credit Agreement (including, without limitation, by means of words like "THEREUNDER", "THEREOF" and words of like import), shall mean and be a reference to the Credit Agreement as amended and as waived hereby with respect to the certain requirements outlined above, and this Waiver and Amendment and the Credit Agreement shall be read together and construed as a single instrument.

                  (b) Except as expressly amended hereby, all of the terms and provisions of the Credit Agreement and all other Loan Documents are and shall remain in full force and effect and are hereby ratified and confirmed.

                  (c) The execution, delivery and effectiveness of this Waiver and Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Administrative Agent, any Lender under the Credit Agreement or any Loan Document, or constitute a waiver or amendment of any other provision of the Credit Agreement or any Loan Document except as and to the extent expressly set forth herein.

                  (d) Each of Holdings, the Borrower and (by its acknowledgement hereof as set forth on the signature pages hereto) each other Loan Party, hereby confirms that the guaranties, security interests and liens granted pursuant to the Loan Documents continue to guarantee and secure the Obligations as set forth in the Loan Documents and that such guaranties, security interests and liens remain in full force and effect.

                  (e) In the event of any conflict between this Waiver and Amendment and the Loan Documents, the terms of this Waiver and Amendment shall govern (subject to the Intercreditor Agreement).

         Section 8. COUNTERPARTS. This Waiver and Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Receipt by the Administrative Agent of a facsimile copy of an executed signature page hereof shall constitute receipt by the Administrative Agents of an executed counterpart of this Waiver and Amendment.

         Section 9. GOVERNING LAW. This Waiver and Amendment and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the law of the State of New York.

         Section 10. HEADINGS. Section headings contained in this Waiver and Amendment are included herein for convenience of reference only and shall not constitute a part of this Waiver and Amendment for any other purposes.

         Section  11.  WAIVER  OF  JURY  TRIAL.   Each  Of  The  Parties  Hereto
Irrevocably Waives Trial By Jury In Any Action Or Proceeding With Respect To This Waiver and Amendment Or Any Other Loan Document.

         Section 12. ACKNOWLEDGEMENT AND CONSENT BY GUARANTORS. Each guarantor listed on the signature pages hereof (each, a "GUARANTOR" and collectively, "GUARANTORS") hereby acknowledges that it has read this Waiver and Amendment and consents to the terms thereof, and hereby confirms and agrees that, notwithstanding the effectiveness of this Waiver and Amendment, the obligations of each Guarantor under the Security and Guarantee Agreement dated October 12, 2006 (as amended through the date hereof, the "SECURITY AND GUARANTEE
AGREEMENT") shall not be impaired or affected and the Security and Guarantee Agreement is, and shall continue to be, in full force and effect and is hereby confirmed and ratified in all respects. Each Guarantor further agrees that nothing in the Credit Agreement, this Waiver and Amendment or any other Loan Document shall be deemed to require the consent of such Guarantor to any future amendment to the Credit Agreement.



[SIGNATURE PAGES FOLLOW]

        IN WITNESS WHEREOF, the parties hereto have caused this Waiver and Amendment to be executed by their respective officers and members thereunto duly authorized, on the date indicated below.


                             NATIONAL COAL CORP.
                                  AS HOLDINGS

                             By:  /s/ Daniel A. Roling
                                  _____________________________________________
                                  Name:
                                  Title:


                             NATIONAL COAL CORPORATION
                                  AS THE BORROWER

                             By:  /s/ Daniel A. Roling
                                  _____________________________________________
                                  Name:
                                  Title:


                    [SIGNATURE PAGE TO AMENDMENT AND WAIVER]

                             NC Railroad, Inc., AS A GUARANTOR


                             By:  /s/ Charles W. Kite
                                  _____________________________________________
                                  Name:  Charles W. Kit
                                  Title: Pres





                             NC Transportation Inc., AS A GUARANTOR


                             By:  /s/ Charles W. Kite
                                  _____________________________________________
                                  Name:  Charles W. Kite
                                  Title: VP


                    [SIGNATURE PAGE TO AMENDMENT AND WAIVER]

                             GUGGENHEIM CORPORATE FUNDING, LLC,
                             AS ADMINISTRATIVE AGENT


                             By:  /s/ Todd L. Boehly
                                  -----------------------------------
                                  Name:  Todd L. Boehly
                                  Title: Managing Partner


                    [SIGNATURE PAGE TO AMENDMENT AND WAIVER]

                             BIG BEND 38 INVESTMENTS L.P., AS A LENDER

                             By: The 2M Companies, Inc., General Partner


                             By: /s/ Ian Trumpower
                                 -----------------------------------
                                 Name:  Ian Trumpower
                                 Title: Vice President


                    [SIGNATURE PAGE TO AMENDMENT AND WAIVER]

                              J-K NAVIGATOR FUND, L.P., AS A LENDER

                              By:      Steelhead Partners, LLC
                              Its:     General Partner


                              By:    /s/ Michael Johnston
                                     -------------------------------------
                                     Name:  Michael Johnston
                                     Title: Manager


                    [SIGNATURE PAGE TO AMENDMENT AND WAIVER]

                             STEELHEAD OFFSHORE CAPITAL, LP, AS A LENDER

                             By:      Steelhead Partners, LLC
                             Its:     Investment Manager


                             By:    /s/ Michael Johnston
                                    -------------------------------------
                                    Name:  Michael Johnston
                                    Title: Manager


                    [SIGNATURE PAGE TO AMENDMENT AND WAIVER]

                                   EXHIBIT A


                                WARRANT AGREEMENT


                              Dated as of [_______]


                                     Between


                              NATIONAL COAL CORP.,


                                    as Issuer


                                       and


                          BIG BEND 38 INVESTMENTS L.P.
                            J-K NAVIGATOR FUND, L.P.
                         STEELHEAD OFFSHORE CAPITAL, LP

                                   as Holders


                              Warrants to Purchase
                             Shares of Common Stock

         WARRANT AGREEMENT, dated as of [_______] (this "AGREEMENT"), between National Coal Corp., a Florida corporation (the "COMPANY"), Big Bend 38 Investments L.P., J-K Navigator Fund, L.P., and Steelhead Offshore Capital, LP (collectively, the "INITIAL HOLDERS" and each, an "INITIAL HOLDER").

         WHEREAS, the Company desires to issue to the Initial Holders, Warrants (as hereinafter defined), with an initial exercise price of $[3.00] per share (subject to adjustment as provided herein), to purchase a number of shares (subject to adjustment as provided herein) of Common Stock (as hereinafter defined) such that, upon exercise of all the Warrants, holders of the Warrants would, in the aggregate, acquire [750,000] shares of Common Stock; and

         WHEREAS, the Company and the Initial Holders desire to enter into this Agreement in order to set forth terms and conditions applicable to the Warrants.

         NOW, THEREFORE, in consideration of the premises and the mutual agreements herein set forth, the parties hereto agree as follows:

Section 1. CERTAIN DEFINITIONS.

         As used in this Agreement, the following terms shall have the following respective meanings:

         "AFFILIATE" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For purposes of this definition, "control," as used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such Person, whether through the ownership of voting securities, by agreement or otherwise; provided that beneficial ownership of 25% or more of the Voting Stock of a Person will be deemed to be control. For purposes of this definition, the terms "controlling," "controlled by" and "under common control with" have correlative meanings.

         "BOARD OF DIRECTORS" means, as to any Person, the board of directors or similar governing body of such Person or any duly authorized committee thereof.

         "BUSINESS DAY" means any day other than a Legal Holiday.

         "CASHLESS EXERCISE RATIO" has the meaning set forth in Section 3(b).

         "CLOSING DATE" means the date hereof.

         "COMMON STOCK" means the common stock, par value $0.0001 per share, of the Company.

         "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

         "EXCHANGE NUMBER" has the meaning set forth in Section 3(a).

         "EXERCISE PERIOD" means the period commencing on the Closing Date and ending on the Expiration Date.

         "EXERCISE PRICE" means [$3.00] per share of Common Stock, as adjusted as herein provided.

         "EXPIRATION DATE" means 5:00 p.m., New York City time, on December 31, 2011.

         "HOLDERS" or "HOLDERS" means, collectively, the Initial Holder and its successors and assigns.

         "LEGAL HOLIDAY" means a Saturday, a Sunday or a day on which banking institutions in the City of New York, or at a place of payment are authorized by law, regulation or executive order to remain closed. If a payment date is a Legal Holiday at a place of payment, payment may be made at that place on the next succeeding day that is not a Legal Holiday, and no interest shall accrue on such payment for the intervening period.

         "MARKET VALUE" per share of Common Stock as of any date shall equal (i) if Common Stock is primarily traded on a securities exchange, the volume-weighted average of the last sale prices of such Common Stock on such securities exchange over the 10-trading day period ending on the trading day immediately prior to the date of determination; (ii) if the principal market for Common Stock is in the over-the-counter market, the volume-weighted average of the closing sale prices of such Common Stock over the 10-trading day period ending on the trading day immediately prior to the date of the determination, as published by the National Association of Securities Dealers Automated Quotation System or similar organization; and (iii) if there is no public market, or if no trades have occurred during the aforementioned 10-trading day periods, the Market Value shall be the value thereof, as agreed upon in good faith by the Company and the holder; provided, however, that if the Company and the holder cannot agree on such value, such value shall be determined by an independent valuation firm experienced in valuing businesses jointly selected in good faith by the Company and the holder. Fees and expenses of the valuation firm shall be paid for equally by the Company and the holder.

         "NON-AFFILIATE SALE" means a sale by the Company to a non-Affiliate in an arm's length transaction.

         "PERSON" means any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization, limited liability company or government or other entity.

         "SECURITIES ACT" means the Securities Act of 1933, as amended.

         "TRANSFER" means any sale, transfer, assignment, or other disposition of any interest in, with or without consideration, any security, including any disposition of any security or of any interest therein which would constitute a sale thereof within the meaning of the Securities Act.

         "TRANSFER AGENT" has the meaning set forth in Section 5(b).

         "VOTING STOCK" means, with respect to a Person, the capital stock of such Person that has the right to vote for the election of the Board of Directors or other governing body of such Person.

         "WARRANT" means the right to purchase Warrant Shares on the terms described herein evidenced by a Warrant Certificate.

         "WARRANT CERTIFICATE" has the meaning set forth in Section 2(a)(i).

         "WARRANT SHARES" means an aggregate of [750,000] shares of Common Stock, after giving effect to all adjustments thereto provided for herein, including without limitation those set forth in Section 7 hereof.

Section 2. CERTAIN ADMINISTRATIVE PROVISIONS.

         (a)      FORM OF WARRANT; REGISTER.

                  (i) Each Warrant issued hereunder shall be substantially in the form of Exhibit A attached hereto (each, a "WARRANT CERTIFICATE") and shall be executed on behalf of the Company by a duly authorized officer of the Company. The Warrant may have notations, legends or endorsements required by law, stock exchange rule or usage. The terms and provisions contained in the Warrant shall constitute, and are hereby expressly made, a part of this Warrant Agreement.

                  (ii) Each Warrant issued, exchanged or transferred hereunder shall be registered in a warrant register (the "WARRANT REGISTER"). The Warrant Register shall set forth (i) the number of each Warrant, (ii) the name and address of the holder thereof, (iii) the original number of Warrant Shares purchasable upon the exercise thereof, (iv) the number of Warrant Shares purchasable upon the exercise thereof, as adjusted from time to time in accordance with this Agreement and (v) the Exercise Price for each Warrant Share, as adjusted from time to time in accordance with this Agreement. The Warrant Register will be maintained by the Company and will be available for inspection by any holder at the principal office of the Company or such other location as the Company may designate to the holders in the manner set forth in
         Section 12.

                  (iii) All Warrants issued hereunder shall be subject to the terms and provisions of this Agreement and, any Person to whom a Warrant is Transferred or to whom a Warrant is issued in connection with an exchange or exercise, by such Person's acceptance thereof, shall be deemed to have become a party to, and to be bound by the terms of and entitled to the benefits under, this Agreement.

         (b)      EXCHANGE OF WARRANTS.

                  (i) A holder may exchange any Warrant issued hereunder for another Warrant, or other Warrants of different denominations, of like kind and tenor representing in the aggregate the right to purchase the same number and class or series of Warrant Shares that could be purchased pursuant to the Warrant being so exchanged. In order to effect an exchange permitted by this Section 2(b), the holder shall deliver to the Company such Warrant accompanied by a duly executed written request specifying the number and denominations of Warrants to be issued in such exchange and the names in which such Warrants are to be issued. As promptly as practicable, but in any event within five business days of receipt of such a request, the Company shall, without charge, issue, register and deliver to the holder thereof each warrant to be issued in such exchange and make any necessary changes to the Warrant Register.

                  (ii) Upon receipt of evidence  reasonably  satisfactory to the
         Company (an affidavit of the holder being satisfactory) of the ownership and the loss, theft, destruction or mutilation of any Warrant, and in the case of any such loss, theft or destruction, upon receipt of an indemnity agreement from the holder reasonably satisfactory to the Company or, in the case of any such mutilation, upon surrender of such Warrant, the Company shall, without charge, issue, register and deliver in lieu of such Warrant a new Warrant of like kind representing the same rights represented by, and dated the date of, such lost, stolen, destroyed or mutilated Warrant.

         (c)      TRANSFER OF WARRANTS.

                  (i) Subject to the further provisions of this Agreement and compliance with all applicable securities laws, each Warrant may be Transferred, in whole or in part, by the holder thereof by delivering to the Company such Warrant accompanied by a properly completed, duly executed, Assignment in the form of Exhibit B hereto. As promptly as practicable, but in any event within five business days of receipt of such Assignment Form, the Company shall, without charge, issue, register and deliver to the holder thereof a new Warrant of like kind and tenor representing in the aggregate the right to purchase the same number of Warrant Shares that could be purchased pursuant to the Warrant being Transferred.

Section 3. EXERCISE OR EXCHANGE OF WARRANTS; TERMS OF WARRANTS.

         (a) On any Business Day during normal business hours during the Exercise Period, a holder may exchange a Warrant, in whole or in part, for Warrant Shares by delivering to the Company such Warrant accompanied by a properly completed, duly executed Exchange Form in the form of Exhibit C attached hereto. The number of Warrant Shares to be received by a holder upon such exchange shall be equal to the number of Warrant Shares allocable to the portion of the Warrant being exchanged (the "EXCHANGE NUMBER"), as specified by such holder in the Exchange Form, minus a number of Warrant Shares equal to the quotient obtained by dividing (i) the product of (x) the Exercise Price and (y) the Exchange Number by (ii) the Market Value (as defined below) of one Warrant Share as of the delivery date of the Exchange Form. The Company acknowledges that the provisions of this Section 3 are intended, in part, to ensure that a full or partial exchange of a Warrant pursuant to this Section 3 will qualify as a conversion, within the meaning of paragraph (d)(3)(ii) of Rule 144 under the Securities Act. At the request of any holder, the Company will accept reasonable modifications to the exchange procedures provided for in this Section 3 in order to accomplish such intent.

         The Company and each holder intend that if any holder exercises this Warrant by surrendering Warrants as contemplated by Section 3(b) or Section 3(a) hereof, such method of exercise shall be treated for United States tax purposes as a "reorganization" pursuant to Section 368(a)(1)(E) of the Internal Revenue Code of 1986. The Company and each holder intend that such holder (and its direct and indirect beneficial owners) will neither realize nor recognize any taxable income or gain as a result of its exercise of the Warrant by such method. None of the parties hereto will take any position in their respective tax or other financial or accounting filings that are contrary to or inconsistent with the foregoing.

         (b) On any Business Day during normal business hours during the Exercise Period, a holder shall have the right to receive from the Company the number of Warrant Shares which the holder may at the time be entitled to receive on exercise of such Warrants upon payment of the aggregate Exercise Price for all Warrant Shares being purchased by such holder (i) in cash, by wire transfer or by certified or official bank check payable to the order of the Company, (ii) by surrendering notes or other instruments evidencing indebtedness issued by the Company ("INDEBTEDNESS") having a principal amount, plus accrued interest, at the time of tender equal to or greater than the aggregate Exercise Price then in effect for all Warrant Shares being purchased by such holder, (iii) by tendering Warrants as set forth below or (iv) any combination of cash, Indebtedness or Warrants. Each holder may elect, upon exercise of its Warrants during the Exercise Period, provided that the Market Value is greater than the Exercise Price, to receive Warrant Shares on a net basis, such that, without the exchange of any funds, the holder will receive such number of Warrant Shares as shall equal the product of (A) the number of Warrant Shares for which such Warrant is exercisable as of the date of exercise (if the Exercise Price were being paid in cash) and (B) the Cashless Exercise Ratio. The "CASHLESS EXERCISE RATIO" shall equal a fraction, the numerator of which is the Market Value (as defined below) per share of Common Stock on the date of exercise minus the Exercise Price per share as of the date of exercise and the denominator of which is the Market Value per share on the date of exercise. Each Warrant not exercised prior to the Expiration Date shall become void and all rights thereunder and all rights in respect thereof under this Agreement shall cease as of such time.

         (c) In order to exercise or exchange all or any of the Warrants represented by a Warrant Certificate pursuant to Section 3(a) or (b) hereof, the holder thereof must surrender upon exercise or exchange the Warrant Certificate to the Company and deliver to the Company the form of election to purchase on the reverse thereof duly completed and signed or the Exchange Form, and shall provide payment to the Company of the Exercise Price, for the number of Warrant Shares in respect of which such Warrants are then exercised or exchanged. Payment of the aggregate Exercise Price shall be made in accordance with Section 3(b) hereof.

         (d) Subject to the provisions of Section 3 hereof, upon compliance with subsection (c) above, the Company shall deliver or cause to be delivered with all reasonable dispatch, to or to the written order of the holder and in such name or names as the holder may designate, a certificate or certificates for the number of whole Warrant Shares issuable upon the exercise or exchange of such

Warrants or other securities or property to which such holder is entitled hereunder, together with cash as provided in Section 8 hereof; provided that if any consolidation, merger or lease or sale of assets is proposed to be effected by the Company or its subsidiaries as described in Section 7(g) hereof, or a tender offer or an exchange offer for shares of Common Stock shall be made, upon such surrender of Warrants and payment of the aggregate Exercise Price, the Company shall, as soon as possible, but in any event not later than five business days thereafter, deliver or cause to be delivered the full number of Warrant Shares issuable upon the exercise of such Warrants in the manner described in this sentence or other securities or property to which such holder is entitled hereunder, together with cash as provided in Section 8 hereof. All certificates in this Section 3(d) shall be deemed to have been issued and any Person so designated to be named therein shall be deemed to have become a holder of record of such Warrant Shares as of the date of the surrender of such Warrants and payment of the applicable Exercise Price.

         (e) The Warrants shall be exercisable, at the election of the holders thereof, either in full or from time to time in part. If less than all the Warrants represented by a Warrant Certificate are exercised, such Warrant Certificate shall be surrendered and a new Warrant Certificate of the same tenor and for the number of Warrants which were not exercised shall be executed by the Company, registered in such name or names as may be directed in writing by the holder, and shall deliver or cause to be delivered the new Warrant Certificate to the Person or Persons entitled to receive the same. If a holder surrenders a portion of the principal amount of any Indebtedness in payment of the Exercise Price pursuant to Section 3(b), the Company shall (or shall cause its applicable wholly-owned subsidiary to) issue to such holder a new note or other instrument, as applicable, representing the principal amount not so surrendered.

         [NOTE: FOR BIG BEND 38 ONLY (f) Notwithstanding anything herein to the contrary, in no event shall a holder be permitted to exercise its Warrants for Warrant Shares to the extent that (i) the number of shares of Common Stock beneficially owned by such holder, together with any Affiliate thereof (other than Warrant Shares issuable upon exercise of its Warrants) plus (ii) the number of Warrant Shares issuable upon exercise of its Warrants, would be equal to or exceed 9.999% of the number of shares of Common Stock then issued and outstanding, including shares issuable upon exercise of its Warrants held by such holder after application of this Section 3(f). As used herein, beneficial ownership shall be determined in accordance with Section 13(d) of the Exchange Act and the rules promulgated thereunder. To the extent that the limitation contained in this Section 3(f) applies to a holder, the determination of whether such holder's Warrants are exercisable (in relation to other securities owned by such holder) and of which a portion of the Warrants is exercisable shall be in the sole discretion of such holder, and the submission of an Exchange Form or form of election to purchase shall be deemed to be such holder's determination of whether its Warrants are exercisable (in relation to other securities owned by such holder) and of which portion of its Warrants is exercisable, in each case subject to such aggregate percentage limitation, and the Company shall have no obligation to verify or confirm the accuracy of such determination. Nothing contained herein shall be deemed to restrict the right of a holder to exercise its Warrants into Warrant Shares at such time as such exercise will not violate the provisions of this Section 3(f). The provisions of this Section 3(f) may be waived by a holder upon, at the election of such holder, not less than 61 days' prior notice to the Company, and the provisions of this Section 3(f) shall continue to apply until such 61st day (or such later date, as determined by such holder, as may be specified in such notice of waiver). No exercise of a holder's Warrants in violation of this Section 3(f) but otherwise in accordance with this Warrant Agreement shall affect the status of the Warrant Shares as validly issued, fully-paid and nonassessable.]

Section 4. PAYMENT OF TAXES.

         The Company shall pay all documentary stamp taxes attributable to the initial issuance of Warrant Shares upon the exercise of Warrants; provided that the Company shall not be required to pay any tax or taxes which may be payable in respect of any transfer or reissuance of any Warrant Certificates or the issuance of Warrant Shares in a name other than that of the registered holder of a Warrant Certificate surrendered upon the exchange, and the Company shall not be required to issue or deliver such Warrant Shares unless or until the Person or Persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

Section 5. RESERVATION OF WARRANT SHARES; REGISTRATION OF WARRANT SHARES.

         (a) The Company shall at all times reserve and keep available, free from preemptive rights, out of the aggregate of its authorized but unissued Common Stock and/or the authorized and issued Common Stock held in its treasury, for the purpose of enabling it to satisfy any obligation to issue Warrant Shares upon exercise of Warrants, the maximum number of shares of Common Stock which may then be deliverable upon the exercise of all outstanding Warrants.

         (b) The Company or, if appointed, the transfer agent for the Common Stock (the "TRANSFER AGENT") and every subsequent transfer agent for any shares of the Company's capital stock issuable upon the exercise of any of the rights of purchase aforesaid will be irrevocably authorized and directed at all times to reserve such number of authorized shares as shall be required for such purpose. The Company shall keep a copy of this Agreement on file with the Transfer Agent and with every subsequent transfer agent for any shares of the Company's capital stock issuable upon the exercise of the rights of purchase represented by the Warrants. The Company shall supply such Transfer Agent with duly executed certificates for such purposes and shall provide or otherwise make available any cash which may be payable as provided in Section 8 hereof. The Company shall furnish such Transfer Agent a copy of all notices of adjustments, and certificates related thereto, transmitted to each holder pursuant to Section 10 hereof.

         (c) Before or concurrently with taking any action which would cause an adjustment pursuant to Section 7 hereof to reduce the Exercise Price below the then par value (if any) of the Warrant Shares, the Company shall take any corporate action which may, in the opinion of its counsel (which may be counsel employed by the Company), be necessary in order that the Company may validly and legally issue fully paid and nonassessable Warrant Shares at the Exercise Price as so adjusted.

         (d) The Company covenants that all Warrant Shares which may be issued upon exercise of Warrants shall, upon issue, be fully paid, nonassessable, free of preemptive rights and free from all taxes, liens, charges and security interests with respect to the issuance thereof.

Section 6. OBTAINING STOCK EXCHANGE LISTINGS.

         The Company shall from time to time take all action which may be reasonably necessary so that the Warrant Shares, immediately upon their issuance upon the exercise of Warrants, will be listed on a principal securities exchange, automated quotation system or other market within the United States of America, if any, on which other shares of Common Stock are then listed, if any.

Section 7. ADJUSTMENT OF EXERCISE PRICE AND NUMBER OF WARRANT SHARES ISSUABLE.

         The Exercise Price and the number of Warrant Shares issuable upon the exercise of each Warrant shall be subject to adjustment from time to time upon the occurrence of the events enumerated in this Section 7. Notwithstanding anything to the contrary in this Agreement, in no event shall the Exercise Price be less than the par value of the Common Stock. For purposes of this Section 7, "COMMON STOCK" means shares now or hereafter authorized of any class of common shares of the Company however designated, that has the right (subject to any prior rights of any class or series of preferred stock) to participate in any distribution of the assets or earnings of the Company without limit as to per share amount.

         (a) ADJUSTMENT FOR CHANGE IN CAPITAL STOCK. If the Company (i) pays a dividend or makes a distribution on its Common Stock payable in shares of its Common Stock, (ii) subdivides its outstanding shares of Common Stock into a greater number of shares, (iii) combines its outstanding shares of Common Stock into a smaller number of shares, (iv) makes a distribution on its Common Stock in shares of its capital stock other than Common Stock or (v) issues by reclassification of its Common Stock any shares of its capital stock, then the Exercise Price in effect immediately prior to such action shall be proportionately adjusted so that the holder of any then outstanding Warrant exercised after such action may receive the aggregate number and kind of shares of capital stock of the Company which such holder would have owned immediately following such action assuming the exercise of such Warrant immediately prior to such action.

         The adjustment shall become effective immediately after the record date in the case of a dividend or distribution and immediately after the effective date in the case of a subdivision, combination or reclassification.

         If, after an adjustment pursuant to clause (v) above, a holder of a Warrant upon exercise of it may receive shares of two or more classes of capital stock of the Company, the Company shall determine, in good faith, the allocation of the adjusted Exercise Price between the classes of capital stock. After such allocation, the exercise privilege and the Exercise Price of each class of capital stock shall after such action be subject to adjustment on terms comparable to those applicable to Common Stock in this Section 7. Such adjustment shall be made successively whenever any event listed above shall occur.

         (b) ADJUSTMENT FOR RIGHTS ISSUE. If the Company distributes any rights, options or warrants to all holders of its Common Stock entitling them to subscribe for shares of Common Stock or securities convertible into, or exchangeable or exercisable for, shares of Common Stock, in either case, at a price per share less than the Market Value per share on that record date, the Exercise Price shall be adjusted in accordance with the formula:


                                       O  +  N X P
                                             -----
                  E'  =  E  x                  M
                                       -----------------

                                             O + N

where:
         E'       =        the adjusted Exercise Price.
         E        =        the current Exercise Price.
         O        =        the number of shares of Common Stock  outstanding  on
                           the record date.
         N        =        the  number of  additional  shares  of  Common  Stock
                           issued pursuant to such rights, options or warrants.
         P        =        the price per share of the additional shares.
         M        =        the  Market  Value per  share of Common  Stock on the
                           record date.

         The adjustment shall be made successively whenever any such rights, options or warrants are issued and shall become effective immediately after the record date for the determination of stockholders entitled to receive the rights, options or warrants. If at the end of the period during which such rights, options or warrants are exercisable, not all rights, options or warrants shall have been exercised, the Exercise Price shall be immediately readjusted to what it would have been if "N" in the above formula had been the number of shares actually issued.

         (c) ADJUSTMENT FOR OTHER DISTRIBUTIONS. If the Company distributes to all holders of its Common Stock any of its assets (including cash), debt securities, preferred stock or any rights or warrants to purchase assets (including cash), debt securities, preferred stock or other securities of the Company, the Exercise Price shall be adjusted in accordance with the formula:

                                           M - F
                  E'  =  E  x         ______________
                                             M

where:

         E'       =        the adjusted Exercise Price.
         E        =        the current Exercise Price.
         M        =        the  Market  Value per  share of Common  Stock on the
                           record date mentioned below.
         F        =        the fair market  value on the record date of the debt
                           securities,   preferred  stock,  assets,  securities,
                           rights or warrants to be distributed in respect of one share of Common Stock as determined in good faith by the Board of Directors of the Company.

         The adjustment shall be made successively whenever any such distribution is made and shall become effective immediately after the record date for the determination of stockholders entitled to receive the distribution.

         This Section 7(c) shall not apply to cash dividends or other cash distributions paid out of consolidated current or retained earnings as shown on the books of the Company prepared in accordance with generally accepted accounting principles. In addition, this Section 7(c) shall not apply to rights, options or warrants referred to in Section 7(b) hereof.

         (d) WHEN DE MINIMIS ADJUSTMENT MAY BE DEFERRED. No adjustment in the Exercise Price need be made unless the adjustment would require an increase or decrease of at least 1% in the Exercise Price. Any adjustments that are not made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 7 shall be made to the nearest cent or to the nearest 1/100th of a share, as the case may be, it being understood that no such rounding shall be made under Section 7(j).

         (e) WHEN NO ADJUSTMENT REQUIRED. With respect to Warrants of any holder, no adjustment need be made for a transaction referred to Section 7(a),
(b) or (c), hereof, if such holder is to participate (without being required to exercise its Warrants) in the transaction on a basis that such holder agrees is fair and appropriate in light of the basis on which holders of Common Stock participate in the transaction. No adjustment need be made (i) for rights to purchase Common Stock pursuant to a Company plan for reinvestment of dividends or interest, (ii) for a change in the par value or no par value of the Common Stock or (iii) that would result in the Exercise Price being less than the par value of the Common Stock. To the extent the Warrants become convertible into cash, no adjustment need be made thereafter as to the cash. Interest will not accrue on the cash.

         (f) NOTICE OF ADJUSTMENT. Whenever the Exercise Price is adjusted, the Company shall provide the notices required by Section 10 hereof.

         (g) REORGANIZATION OF COMPANY. Immediately after the date hereof, if the Company consolidates or merges with or into, or transfers or leases all or substantially all its assets to, any Person, upon consummation of such transaction the Warrants shall automatically become exercisable for the kind and amount of securities, cash or other assets which the holder of a Warrant would have owned immediately after the consolidation, merger, transfer or lease if the holder had exercised the Warrant immediately prior to the consummation of the transaction. Concurrently with the consummation of such transaction, the corporation formed by or surviving any such consolidation or merger if other than the Company, or the Person to which such sale or conveyance shall have been made, shall enter into a supplemental Warrant Agreement so providing and further providing for adjustments which shall be as nearly equivalent as may be practical to the adjustments provided for in this Section 7(g). The successor Company shall mail to Warrant holders a notice describing the supplemental
Warrant Agreement. If the issuer of securities deliverable upon exercise of Warrants under the supplemental Warrant Agreement is an Affiliate of the formed, surviving, transferee or lessee corporation, such issuer shall join in the supplemental Warrant Agreement. If this Section 7(g) shall be applicable, Sections 7(a), (b) and (c) hereof shall not be applicable.

         (h) WHEN ISSUANCE OR PAYMENT MAY BE DEFERRED. In any case in which this
Section 7 shall require that an adjustment in the Exercise Price be made effective as of a record date for a specified event, the Company may elect to defer until the occurrence of such event (i) issuing to the holder of any Warrant exercised after such record date the Warrant Shares and other capital stock of the Company, if any, issuable upon such exercise over and above the Warrant Shares and other capital stock of the Company, if any, issuable upon such exercise on the basis of the Exercise Price and (ii) paying to such holder any amount in cash in lieu of a fractional share pursuant to Section 8 hereof; provided that the Company shall deliver to such holder a due bill or other appropriate instrument evidencing such holder's right to receive such additional Warrant Shares, other capital stock and cash upon the occurrence of the event requiring such adjustment.

         (i) ADJUSTMENT IN NUMBER OF SHARES. Upon each adjustment of the Exercise Price pursuant to this Section 7, each Warrant outstanding prior to the making of the adjustment in the Exercise Price shall thereafter evidence the right to receive upon payment of the adjusted Exercise Price that number of shares of Common Stock (calculated to the nearest hundredth) obtained from the following formula:



                                       N x E
                                   -------------
                  N'  =                  E'
where:

         N'       =        the adjusted  number of Warrant Shares  issuable upon
                           exercise  of a Warrant  by  payment  of the  adjusted
                           Exercise Price.
         N        =        the number or Warrant Shares previously issuable upon
                           exercise  of a Warrant  by  payment  of the  Exercise
                           Price prior to adjustment.
         E'       =        the adjusted Exercise Price.
         E        =        the Exercise Price prior to adjustment.

         (j) FORM OF WARRANTS. Irrespective of any adjustments in the Exercise Price or the number or kind of shares purchasable upon the exercise of the Warrants, Warrants theretofore or thereafter issued may continue to express the same price and number and kind of shares as are stated in the Warrants initially issuable pursuant to this Agreement.

Section 8. FRACTIONAL INTERESTS.

         The Company shall not be required to issue fractional Warrant Shares on the exercise of Warrants. If more than one Warrant shall be presented for exercise in full at the same time by the same holder, the number of full Warrant Shares which shall be issuable upon the exercise thereof shall be computed on the basis of the aggregate number of Warrant Shares purchasable on exercise of the Warrants so presented. If any fraction of a Warrant Share would, except for the provisions of this Section 8, be issuable on the exercise of any Warrants (or specified portion thereof), the Company shall calculate the amount in cash equal to the Market Value per Warrant Share and pay such amount, as determined on the day immediately preceding the date the Warrant is presented for exercise, multiplied by such fraction, computed to the nearest whole U.S. cent.

Section 9. REPRESENTATIONS OF HOLDER; TRANSFER.

         (a) REPRESENTATIONS. Each holder hereby represents and warrants to the Company as follows: (i) such holder is a sophisticated investor having such knowledge and experience in business and investment matters that holder is capable of protecting holder's own interests in connection with the acquisition, exercise or disposition of this Warrant; (ii) such holder is an "accredited investor" within the meaning of Regulation D promulgated under the Act; (iii) such holder is aware that the Warrants and the Warrant Shares are being, or will be, issued to the holder in reliance upon holder's representation in this
Section 9 and that such securities are restricted securities that cannot be publicly sold except in certain prescribed situations; (iv) such holder is aware of the provisions of Rule 144 promulgated under the Act and of the conditions under which sales may be made thereunder; (v) such holder has received such information about the Company as the holder deems reasonable, has had the opportunity to ask questions and receive answers from the Company with respect to its business, assets, prospects and financial condition; and (vi) such holder, by acceptance of the Warrants, acknowledges that the Warrants and the Warrant Shares to be issued upon exercise hereof or conversion thereof are being acquired solely for the holder's own account and not as a nominee for any other party, and for investment, and that the holder will not offer, sell or otherwise dispose of the Warrants or any Warrant Shares to be issued upon exercise hereof or conversion thereof except under circumstances that will not result in a violation of the Securities Act or any state securities laws.

         (b) LEGENDS. The Warrants and the Warrant Shares shall be imprinted with a legend in substantially the following form:

                  THIS SECURITY AND THE WARRANT SHARES TO BE ISSUED UPON ITS EXERCISE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS. NEITHER THIS SECURITY, THE WARRANT SHARES TO BE ISSUED UPON ITS EXERCISE NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO REGISTRATION.

         (c) COMPLIANCE WITH SECURITIES LAWS ON TRANSFER. The Warrants and the Warrant Shares issuable upon exercise the Warrants may not be transferred or assigned in whole or in part without compliance with applicable federal and state securities laws by the transferor and the transferee.

Section 10. NOTICES TO WARRANT HOLDERS.

         (a) Upon any adjustment of the Exercise Price pursuant to Section 7 hereof, the Company shall promptly thereafter prepare a certificate setting forth the Exercise Price after such adjustment and setting forth in reasonable detail the method of calculation and the facts upon which such calculations are based and setting forth the number of Warrant Shares (or portion thereof) issuable after such adjustment in the Exercise Price, upon exercise of a Warrant and payment of the adjusted Exercise Price, and (ii) cause, at the Company's expense, to be given to each holder of Warrants at the address appearing on the Warrant Register for each such holder written notice of such adjustments by first-class mail, postage prepaid. Where appropriate, such notice may be given in advance and included as a part of the notice required to be mailed under the other provisions of this Section 10.

         (b) In the event:

                  (i) that the Company shall authorize the issuance to all holders of shares of Common Stock of rights, options or warrants to subscribe for or purchase shares of Common Stock or of any other subscription rights or warrants;

                  (ii) that the Company shall authorize a dividend or the distribution to all holders of shares of Common Stock or evidences of its indebtedness or assets;

                  (iii) of any consolidation or merger to which the Company is a party and for which approval of any stockholders of the Company is required, or of the conveyance or transfer of the properties and assets of the Company substantially as an entirety, or of any reclassification or change of Common Stock issuable upon exercise of the Warrants (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), or a tender offer or exchange offer by the Company for shares of Common Stock;

                  (iv) of the voluntary or involuntary dissolution, liquidation or winding up of the Company; or

                  (v) that the Company proposes to take any action (other than actions of the character described in Section 7(a) hereof) which would require an adjustment of the Exercise Price pursuant to Section 7 hereof;

then the Company shall, at the Company's expense, cause to be given to each registered holder of Warrants at the address appearing on the Warrant Register, at least 10 days prior to the applicable record date hereinafter specified, or promptly in the case of events for which there is no record date, by first-class mail, postage prepaid, a written notice stating (x) the date as of which the holders of record of shares of Common Stock to be entitled to receive any such rights, options, warrants or distribution are to be determined, (y) the initial expiration date set forth in any tender offer or exchange offer for shares of Common Stock, or (z) the date on which any such consolidation, merger, conveyance, transfer, dissolution, liquidation or winding up is expected to become effective or consummated, and the date as of which it is expected that holders of record of shares of Common Stock shall be entitled to exchange such shares for securities or other property, if any, deliverable upon such reclassification, consolidation, merger, conveyance, transfer, dissolution, liquidation or winding up. The failure to give the notice required by this
Section 10 or any defect therein shall not affect the legality or validity of any distribution, right, option, warrant, consolidation, merger, conveyance, transfer, dissolution, liquidation or winding up, or the vote upon any action.

         (c) Nothing contained in this Agreement or in any of the Warrant Certificates shall be construed as conferring upon the holders of Warrants the right to vote or to consent or to receive notice as stockholders in respect of the meetings of stockholders or the election of directors of the Company or any other matter, or any rights whatsoever as stockholders of the Company.

Section 11. REPORTS.

         (a) The Company agrees with each holder, for so long as any Warrants remain outstanding and during any period in which the Company (i) is not subject to Section 13 or 15(d) of the Exchange Act, to make available, upon request of any holder in connection with any sale thereof and any prospective purchaser of such Warrants designated by such holder, the information required by Rule 144A(d)(4) under the Act in order to permit resales of such Warrants pursuant to Rule 144A or such information as may be required in order to permit resales of such Warrants pursuant to or other recognized resale exemptions and (ii) is subject to Section 13 or 15(d) of the Exchange Act, to make all filings required thereby in a timely manner in order to permit resales of such Warrants pursuant to Rule 144A.

         (b) The Company shall provide the holders copies of all such reports under this Section 11. Any such delivery shall be on the instructions of and at the expense of the Company.

Section 12. NOTICES TO COMPANY.

         Any notice or demand authorized by this Agreement to be given or made by the registered holder of any Warrant to the Company shall be sufficiently given or made when received if deposited in the mail, first class or registered, postage prepaid, addressed (until another address is filed in writing by the Company with the holders) as follows:

                           National Coal Corp.
                           8915 George Williams Road
                           Knoxville, TN 37923
                           Attention: General Counsel

         Any notice or communication to a registered holder of Warrants will be mailed by first class mail, certified or registered, return receipt requested, or by overnight air courier guaranteeing next day delivery to its address appearing on the Warrant Register. Failure to mail a notice or communication to such a holder or any defect in it will not affect its sufficiency with respect to other such holders.

Section 13. SUPPLEMENTS AND AMENDMENTS.

         Any amendment or supplement to this Agreement or waiver of any provision hereof shall require the written consent of the Company and each holder.

Section 14. SUCCESSORS.

         All the covenants and provisions of this Agreement by or for the benefit of the Company shall bind and inure to the benefit of their respective successors and assigns hereunder.

Section 15. TERMINATION.

         This Agreement shall terminate on the Expiration Date provided that the Company has complied with its obligations hereunder. Notwithstanding the foregoing, this Agreement will terminate on any earlier date if all Warrants have been exercised.

Section 16. GOVERNING LAW.

         (a) This Agreement and each Warrant Certificate issued hereunder shall be deemed to be a contract made under the laws of the State of New York and for all purposes shall be construed in accordance with the internal laws of said state.

         (b) Each of the parties hereto irrevocably consents to the non-exclusive jurisdiction of Supreme Court of New York, New York county and the United States District Court for the Southern District of New York, New York county and waives trial by jury in any action or proceeding with respect to this Agreement.

Section 17. BENEFITS OF THIS AGREEMENT.

         This Agreement shall be for the sole and exclusive benefit of the Company and the holders of Warrants. Nothing in this Agreement shall be construed to give to any person or corporation other than the Company and the holders of Warrants any legal or equitable right, remedy or claim under this Agreement.

Section 18. COUNTERPARTS.

         This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.


                            [Signature Page Follows]

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, as of the day and year first above written.

                           NATIONAL COAL CORP.
                           a Florida corporation

                           By:
                               ________________________________
                           Name:  Daniel Roling
                           Title: President and CEO


                           BIG BEND 38 INVESTMENTS L.P.

                           By: 2M Companies, Inc.
                           Its: General Partner

                           By:
                               ________________________________
                           Name:  Ian Trumpower
                           Title: Vice President


                           J-K NAVIGATOR FUND, L.P.

                           By: Steelhead Partners, LLC
                           Its: General Partner

                           By:
                               ________________________________
                           Name:  Michael Johnston
                           Title: Manager


                           STEELHEAD OFFSHORE CAPITAL, LP

                           By: Steelhead Partners, LLC
                           Its: Investment Advisor

                           By:
                               ________________________________
                           Name:  Michael Johnston
                           Title: Manager

                                    EXHIBIT A

                          [FORM OF WARRANT CERTIFICATE]

THIS SECURITY AND THE WARRANT SHARES TO BE ISSUED UPON ITS EXERCISE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS. NEITHER THIS SECURITY, THE WARRANT SHARES TO BE ISSUED UPON ITS EXERCISE NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO REGISTRATION.

                               NATIONAL COAL CORP.

                               WARRANT CERTIFICATE
WARRANT NO. [ ]

         This Warrant Certificate certifies that [ ], or its registered assigns, is the registered holder of [ ] Warrants (the "WARRANTS") to purchase shares of common stock, par value $0.0001 (the "COMMON STOCK"), of National Coal Corp., a Florida corporation (the "COMPANY"). Each Warrant entitles the registered holder upon exercise at any time until 5:00 p.m. New York City time on December 31, 2011 to receive from the Company [ ] fully paid and nonassessable shares of Common Stock (the "WARRANTS SHARES") at the initial exercise price (the "EXERCISE PRICE") of $3.00 per share payable upon surrender of this Warrant Certificate and payment of the Exercise Price at the office of the Company, subject to the conditions set forth herein and in the Warrant Agreement (as hereinafter defined) referred to on the reverse hereof. The Exercise Price and number of Warrant Shares issuable upon exercise of the Warrants are subject to adjustment upon the occurrence of certain events set forth in the Warrant Agreement.

         No Warrant may be exercised after 5:00 p.m., New York City time on December 31, 2011. To the extent not exercised by such time, any such Warrant shall become void.

         Reference is hereby made to the further provisions of this Warrant Certificate set forth on the reverse hereof and such further provisions shall for all purposes have the same effect as though fully set forth at this place.

         This Warrant Certificate shall be governed by and construed in accordance with the internal laws of the State of New York.

                                    *********

         IN WITNESS WHEREOF, the Company has caused this Warrant Certificate to be signed below.

DATED:  _____________________

                                            NATIONAL COAL CORP.

                                            By:________________________________
                                            Name:
                                            Title:

                        [Reverse of Warrant Certificate]

         The Warrants evidenced by this Warrant Certificate are part of a duly authorized issue of Warrants expiring at 5:00 p.m. New York City time on December 31, 2011 entitling the holder on exercise to receive shares of Common Stock, and are issued pursuant to a Warrant Agreement dated as of[ ] (the "WARRANT Agreement"), between the Company, Big Bend 38 Investments L.P., J-K Navigator Fund, L.P., and Steelhead Offshore Capital, LP, which Warrant
Agreement is hereby incorporated by reference in and made a part of this instrument and is hereby referred to for a description of the rights, limitation of rights, obligations, duties and immunities thereunder of the Company and the holders (the words "holders" or "holder" meaning the registered holders or registered holder) of the Warrants. Capitalized terms used but not defined herein have the meaning ascribed to such terms in the Warrant Agreement. A copy of the Warrant Agreement may be obtained by the holder hereof upon written request to the Company.

         In order to exercise all or any of the Warrants represented by this Warrant Certificate, the holder must deliver to the Company at its office set forth in Section 12 of the Warrant Agreement this Warrant Certificate and the form of election to purchase on the reverse hereof duly completed and signed, and payment to the Company of the Exercise Price for the number of Warrant Shares in respect of which such Warrants are then exercised. No adjustment shall be made for any dividends on any Common Stock issuable upon exercise of this Warrant.

         The Warrant Agreement provides that, upon the occurrence of certain events, the Exercise Price set forth on the face hereof may, subject to certain conditions, be adjusted; provided that no adjustment may be made that reduces the Exercise Price below the par value of the Common Stock. If the Exercise Price is adjusted, the Warrant Agreement provides that the number of shares of Common Stock issuable upon the exercise of each Warrant shall be adjusted. No fractions of a share of Common Stock will be issued upon the exercise of any Warrant, but the Company will pay the cash value thereof determined as provided in the Warrant Agreement.

         Warrant Certificates, when surrendered by the registered holder thereof in person or by legal representative or attorney duly authorized in writing, may be exchanged, in the manner and subject to the limitations provided in the Warrant Agreement, but without payment of any service charge, for another Warrant Certificate or Warrant Certificates of like tenor evidencing in the aggregate a like number of Warrants.

         Upon due presentation for registration of transfer of this Warrant Certificate a new Warrant Certificate or Warrant Certificates of like tenor and evidencing in the aggregate a like number of Warrants shall be issued to the transferee(s) in exchange for this Warrant Certificate, subject to the limitations provided in the Warrant Agreement, without charge except for any tax or other governmental charge imposed in connection therewith.

         Each holder, by its acceptance of this Warrant, agrees to be bound by the terms of the Warrant Agreement and all such replacements thereof.

         The Company may deem and treat the registered holder(s) hereof as the absolute owner(s) of this Warrant Certificate (notwithstanding any notation of ownership or other writing hereon made by anyone), for the purpose of any exercise hereof, of any distribution to the holder(s) hereof, and for all other purposes, and the Company shall not be affected by any notice to the contrary. Neither the Warrants nor this Warrant Certificate entitles any holder hereof to any rights of a stockholder of the Company.

                         [Form of Election to Purchase]

                    (To Be Executed Upon Exercise Of Warrant)

The undersigned hereby irrevocably elects to exercise the right, represented by this Warrant Certificate, to receive ______ shares of Common Stock and herewith tenders payment for such shares to the order of NATIONAL COAL CORP., [cash] [Warrants] equal [in fair market value] Indebtedness equal [in principal amount plus accrued interest] to $______ in accordance with the terms hereof. The undersigned requests that a certificate for such shares be registered in the name of _____________, whose address is ______________________ and that such shares be delivered to __________________ whose address is_________________________. If said number of shares is less than all of the shares of Common Stock purchasable hereunder, the undersigned requests that a new Warrant Certificate representing the remaining balance of such shares be registered in the name of ____________________, whose address is______________________, and that such Warrant Certificate be delivered to whose address is ________________________.

The undersigned represents that it is acquiring the shares solely for its own account and not as a nominee for any other party and not with a view toward the resale or distribution thereof except in compliance with applicable securities laws and hereby repeats the representations and warranties of the undersigned that are set forth in Section 9(a) of the Warrant Agreement.



DATE:                      _________________________________
                           SIGNATURE

                                    EXHIBIT B


                                 ASSIGNMENT FORM

                 [To be signed only upon transfer of a Warrant]

         For value received, the undersigned hereby sells, assigns and transfers unto _________________________, all of the rights represented by the within Warrant to purchase _________ shares of Common Stock of NATIONAL COAL CORP., a Florida corporation the "ISSUER"), to which such Warrant relates, and appoints ________________________ attorney to transfer such Warrant on the books of the Issuer, with full power of substitution in the premises.

Dated: ______________________
                                     -----------------------------------
                                     Name:
                                     Title:

         By executing and delivering this Assignment Form to the Issuer, the undersigned hereby agrees to become a party to, to be bound by, and to comply with the provisions of the Warrant Agreement dated as of [ ] (as amended, restated, supplemented or otherwise modified from time to time, the "WARRANT AGREEMENT"), among the Issuer, [?] and [?], in the same manner as if the undersigned were an original signatory to the Warrant Agreement.

         The undersigned agrees that he, she or it shall be a "holder", as such term is defined in the Warrant Agreement.

Dated:  ____________________
                                     -----------------------------------
                                     Signature of transferee

                                     -----------------------------------
                                     Print Name of transferee

                                     -----------------------------------
                                     -----------------------------------
                                     -----------------------------------
                                     Address

                                     -----------------------------------
                                     Facsimile

                                     -----------------------------------
                                     Telephone

                                    EXHIBIT C

                                  EXCHANGE FORM

                    [To be signed upon exchange of a Warrant]

TO NATIONAL COAL CORP.

         The undersigned, being the holder of the within Warrant, hereby elects to exchange, pursuant to Section 3(a) of the Warrant Agreement referred to in such Warrant, the portion of such Warrant representing the right to purchase _________ shares of Common Stock of NATIONAL COAL CORP., a Florida corporation (the "ISSUER"). The undersigned hereby requests that the certificates or evidence of ownership for the number of shares issuable in such exchange pursuant to such Section 3(a) be issued in the name of, and be delivered to, ____________________________, whose address is ____________________________.

         The undersigned represents to the Issuer that the undersigned (a) is not exchanging the Warrant Shares with a view to Transfer such Warrant Shares in violation of the Securities Act of 1933, as amended (the "SECURITIES ACT") or any other applicable state or federal securities laws; (b) it is acquiring the shares solely for its own account and not as a nominee for any other party and not with a view toward the resale or distribution thereof except in compliance with applicable securities laws and hereby repeats the representations and warranties of the undersigned that are set forth in Section 9(a) of the Warrant Agreement; and (c) acknowledges that the issuance of the Warrant Shares has not been registered under the Securities Act and that the Warrant Shares may be resold only if registered pursuant to the provisions of the Securities Act, or if an exemption therefrom is available.

         The foregoing exercise is (check one):

______            Irrevocable

______ Conditioned upon the consummation of the transaction described briefly below:









Dated:  _____________________________      _____________________________
                                           Name:
                                           Title:


                                      C-1